UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report - September 13, 2000
   Date of earliest event reported - August 29, 2000


                         DEVON ENERGY CORPORATION
          (Exact name of registrant as specified in its charter)

         Delaware                   000-30176             73-1567067
(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
   of incorporation or                                Identification Number)
     organization)

                  20 North Broadway, Suite 1500
               Oklahoma City, Oklahoma  73102-8260
      (Address of principal executive offices and zip code)

 Registrant's telephone number, including area code: (405) 235-3611

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ITEM 2.  Acquisition or Disposition of Assets

     On August 29, 2000, Devon Merger Co., a Delaware corporation and direct, wholly-owned subsidiary of Devon Energy Corporation, a Delaware Corporation ("Devon"), completed its merger (the "Merger") with Santa Fe Snyder Corporation, a Delaware corporation ("Santa Fe Snyder"), pursuant to the Agreement and Plan of Merger dated May 25, 2000, as amended (the "Merger Agreement"), by and among Devon, Devon Merger Co. and Santa Fe Snyder. In the Merger, each issued and outstanding share of common stock of Santa Fe Snyder, par value $0.01 per share, was converted into the right to receive 0.22 shares of common stock of Devon, par value $0.10 per share. This exchange ratio was determined through arm's length negotiations between the parties. In connection with the Merger, Santa Fe Snyder, the surviving corporation, changed its name to Devon SFS Operating, Inc.

     Devon expects to issue up to 43,303,662 shares of common stock to the former holders of Santa Fe Snyder common stock. As a result of the Merger, shares of Santa Fe Snyder common stock cease to be outstanding and are cancelled; each holder of a certificate representing shares of Santa Fe Snyder common stock ceases to have any rights with respect to such shares. Each certificate representing shares of Santa Fe Snyder common stock now evidences (i) the number of whole shares of Devon common stock into which such shares converted and (ii) the right to receive cash for fractional shares of Devon common stock. The stockholders of Devon and Santa Fe Snyder approved the Merger at special meetings held August 29, 2000.

     The terms of the Merger were described in the Joint Proxy Statement/Prospectus of Devon and Santa Fe Snyder dated July 21, 2000, which was included in Devon's 424(b)(3) filing (Commission File No. 333-39908). A press release announcing the adoption of the Merger Agreement by the stockholders of each of Devon and Santa Fe Snyder was issued on August 29, 2000, and the information contained therein is incorporated herein by reference to Exhibit 99.1 to Devon's Current Report on Form 8-K filed August 29, 2000.

ITEM 7.  Financial Statements and Exhibits

(a)  Financial Statements of the Business Acquired

     Consolidated Balance Sheet as of December 31, 1999 and 1998, and Consolidated Statement of Operations, Consolidated Statement of Cash Flows, Consolidated Statement of Comprehensive Income and Consolidated Statement of Shareholders' Equity for the Years Ended December 31, 1999, 1998 and 1997 (incorporated by reference to the Annual Report of Santa Fe Snyder on Form 10-K for the year ended December 31, 1999).

(b)  Pro Forma Financial Information

     Unaudited Pro Forma Condensed Combined Financial Information (incorporated by reference to the Combined Company Unaudited Pro Forma Financial Information included in Devon's Registration Statement on Form S-4 filed June 22, 2000 and to the Pro Forma Information for the three-month and six-month periods ended June 30, 2000 and 1999 included in the Notes to Consolidated Financial Statements included in Devon's Quarterly Report on Form 10-Q for the period ended June 30, 2000).

(c)  Exhibits

     2.1  Agreement and Plan of Merger, between Devon Energy
          Corporation, Devon Merger Co. and Santa Fe Snyder Corporation, dated as of May 25, 2000 (incorporated by reference to Devon Energy Corporation's 424(b)(3) filing, filed July 21, 2000).

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                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DEVON ENERGY CORPORATION

Date:  September 13, 2000            By:  WILLIAM T. VAUGHN
                                          William T. Vaughn,
                                          Senior Vice President - Finance
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                          EXHIBIT INDEX

Exhibit
No.     Description                         Method of Filing
-----   -----------                         ----------------

2.1     Agreement and Plan of Merger,       Incorporated herein by reference
        between Devon Energy Corporation,
        Devon Merger Co. and Santa Fe
        Snyder Corporation, dated as of
        May 25, 2000, as amended.